[GREAT HALL LETTERHEAD]

                  GREAT HALL MINNESOTA INSURED TAX-EXEMPT FUND
                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                                                                 October 4, 1996

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Great Hall Minnesota Insured Tax-Exempt Fund ("Great Hall Fund"), a series of Great Hall Investment Funds, Inc. ("Great Hall Investment Funds") to be held on November 6, 1996 at 8:30 a.m., Central Time, at the offices of Great Hall Investment Funds, 10th Floor Auditorium, 60 South Sixth Street, Minneapolis, Minnesota 55402, for the purpose of considering and voting upon a proposed Agreement and Plan of Reorganization (the "Plan") for Great Hall Fund.

     If the Plan is approved by the shareholders of Great Hall Fund, all or substantially all of the assets and certain stated and identified liabilities of Great Hall Fund will be exchanged for shares of Voyageur Minnesota Insured Fund ("Voyageur Fund") having an aggregate net asset value equal to the value of Great Hall Fund's aggregate net assets transferred to Voyageur Fund. In the reorganization, you will receive Class A shares of Voyageur Fund having a net asset value equal to the value of your Great Hall Fund shares.

     Voyageur Fund is a series of Voyageur Insured Funds, Inc. ("Voyageur Insured Funds"), an open-end management investment company located in Minneapolis, Minnesota. Voyageur Fund Managers, Inc. ("VFM") acts as the investment adviser to Voyageur Fund. As of June30, 1996, VFM served as the investment adviser to 6 closed-end and 10 open-end funds (comprised of 33 separate investment portfolios), administered numerous private accounts and, together with its affiliates, managed approximately $11.5 billion in assets, including more than $1 billion in Minnesota municipal bonds.

     The investment objectives of Great Hall Fund and Voyageur Fund are similar in that both seek to provide shareholders with income that is exempt from federal income tax and Minnesota personal income tax. Shareholders should carefully consider, however, both the similarities and the differences (including the difference that Voyageur Fund may invest to a greater extent than Great Hall Fund in securities subject to the alternative minimum tax and also may invest in certain derivative tax-exempt obligations) between the investment objectives, policies and restrictions of the two Funds. These similarities and differences, as well as other important information concerning the proposed combination of the Funds, are described in detail in the Prospectus/Proxy Statement, which you are encouraged to review carefully.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOUR APPROVAL OF THE PLAN. The Board has recognized that the strategy of Great Hall Fund's distributor of promoting predominantly externally managed retail mutual funds (exclusive of Great Hall money market funds) could in the long term cause Great Hall Fund's size to decrease and thereby make the objective of providing competitive investment returns increasingly difficult to achieve. The Board therefore has determined that a transfer of Great Hall Fund to another investment firm would be in the Fund's best interests. The Board has further determined that VFM is an organization with strong professional credentials and with business strategies that are consistent in all material respects with the Fund's long term best interests.

     Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Great Hall Fund. We urge you to take the time to consider this important matter and vote now. Whether or not you expect to attend the meeting, please sign and promptly return the enclosed proxy in the enclosed postage-prepaid envelope. Your prompt response will insure that your shares are counted at the meeting.

                                        Sincerely,

                                        J. Scott Spiker
                                        Chief Executive
                                        Officer of Great Hall Investment
                                        Funds, Inc.




                  GREAT HALL MINNESOTA INSURED TAX-EXEMPT FUND
                         A SEPARATELY MANAGED SERIES OF
                        GREAT HALL INVESTMENT FUNDS, INC.
                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                    _________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 6, 1996
                    _________________________________________
                                                                 October 4, 1996

 To the Shareholders of Great Hall Minnesota Insured Tax-Exempt Fund:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Great Hall Minnesota Insured Tax-Exempt Fund ("Great Hall Fund"), a separately managed series of Great Hall Investment Funds, Inc. ("Great Hall Investment Funds"), will be held at 8:30 a.m., Central time, on November 6, 1996, at the offices of Great Hall Investment Funds, 10th Floor Auditorium, 60 South Sixth Street, Minneapolis, Minnesota 55402. The purpose of the special meeting is as follows:

     1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of Great Hall Fund by Voyageur Minnesota Insured Fund ("Voyageur Fund"), a series of Voyageur Insured Funds, Inc., in exchange for Class A common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Great Hall Fund and
          (b) the liquidation of Great Hall Fund and the pro rata distribution of Voyageur Fund shares to Great Hall Fund shareholders. Under the Plan, Great Hall Fund shareholders will receive Class A shares of Voyageur Fund having a net asset value equal as of the effective time of the Plan to the net asset value of their Great Hall Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Great Hall Investment Funds required to effect the reorganization contemplated by the Plan.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Even if Great Hall Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization--Plan of Reorganization" in the attached Prospectus/Proxy Statement. GREAT HALL FUND SHAREHOLDERS WILL NOT BEAR COSTS DIRECTLY RELATED TO THE REORGANIZATION.

     THE  BOARD  OF  DIRECTORS  OF  GREAT  HALL  INVESTMENT  FUNDS   UNANIMOUSLY
RECOMMENDS APPROVAL OF THE PLAN.

     The close of business on September 20, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                        By Order of the Board of Directors,

                                        Matthew L. Thompson
                                        SECRETARY


                           PROSPECTUS/PROXY STATEMENT
                            DATED SEPTEMBER 30, 1996

                          ACQUISITION OF THE ASSETS OF

                  GREAT HALL MINNESOTA INSURED TAX-EXEMPT FUND
                         A SEPARATELY MANAGED SERIES OF
                        GREAT HALL INVESTMENT FUNDS, INC.
                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                        BY AND IN EXCHANGE FOR SHARES OF

                         VOYAGEUR MINNESOTA INSURED FUND
                         A SEPARATELY MANAGED SERIES OF
                          VOYAGEUR INSURED FUNDS, INC.
                             90 SOUTH SEVENTH STREET
                                   SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800)-553-2143)

     This Prospectus/Proxy Statement is being furnished to the shareholders of Great Hall Minnesota Insured Tax-Exempt Fund ("Great Hall Fund"), a separately managed series of Great Hall Investment Funds, Inc. ("Great Hall Investment Funds"), in connection with a special meeting (the "Meeting") of the shareholders of Great Hall Fund to be held at the offices of Great Hall Investment Funds, 60 South Sixth Street, Minneapolis, Minnesota 55402, on November 6, 1996, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to shareholders of Great Hall Fund on or about October 4, 1996. Information concerning the voting rights of each Great Hall Fund shareholder is set forth under "Voting Information" below. Representatives of Insight Investment Management ("Insight"), a division of IFG Asset Management Services, Inc., the investment adviser and manager of Great Hall Fund, or of its affiliates, may, without cost to Great Hall Fund, solicit proxies for management of Great Hall Fund by means of mail, telephone, or personal calls. All costs of the solicitation will be borne by Voyageur Fund Managers, Inc. ("VFM") as described under "Information About the Reorganization--Plan of Reorganization" below. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's expenses borne by VFM. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to their principals.

     As set forth in the Notice of Special Meeting of Shareholders, this Prospectus/Proxy Statement relates to a proposed Agreement and Plan of
Reorganization   (the  "Plan")  providing  for  (a)the  acquisition  of  all  or substantially all of the assets and the assumption of certain stated and identified liabilities of Great Hall Fund by Voyageur Minnesota Insured Fund ("Voyageur Fund"), a separately managed series of Voyageur Insured Funds, Inc. ("Voyageur Insured Funds"), in exchange for Class A common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Great Hall Fund, and (b) the liquidation of Great Hall Fund and the pro rata distribution of its holdings of Voyageur Fund shares to Great Hall Fund shareholders. Great Hall Fund and Voyageur Fund are sometimes referred to herein, individually, as a "Fund," or together, as the "Funds." A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Great Hall Investment Funds required to effect the reorganization contemplated by the Plan.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed Plan and Reorganization and about Voyageur Fund and its affiliates that each Great Hall Fund shareholder should know prior to voting on the proposed Plan and Reorganization. A Statement of Additional Information dated September 30, 1996 relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Proxy Statement. Copies of the Statement of Additional Information and of the other documents incorporated by Reference into this Prospectus/Proxy Statement or into the Statement of Additional Information are available without charge, as noted under "Incorporation by Reference" below.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

     As a result of the transactions contemplated by the Plan (collectively, the "Reorganization"), each shareholder of Great Hall Fund will receive Voyageur Fund Class A common shares with an aggregate net asset value equal as of the effective time of the Plan to the aggregate net asset value of their Great Hall Fund shares. The Reorganization is being structured as a tax-free reorganization so that no income, gain or loss will be recognized by Great Hall Fund or its shareholders as a result thereof (except that Great Hall Fund contemplates that it will make a distribution immediately prior to the Reorganization of all of its current year net tax-exempt income, ordinary taxable income and net realized capital gains, if any, not previously distributed, and any portion of this distribution which does not constitute an exempt-interest dividend will be taxable to Great Hall Fund shareholders subject to taxation). The shareholders of Great Hall Fund are being asked to vote on the proposed Plan and Reorganization at the Meeting.

     In addition to the approval of the Plan and Reorganization by Great Hall Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization--Plan of Reorganization."

     Voyageur Fund is a series of Voyageur Insured Funds, an open-end management investment company which offers its shares in multiple series. The investment objective of Voyageur Fund is to seek as high a level of current income exempt from federal income tax and from the state of Minnesota personal income tax as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of Voyageur Fund may vary from approximately 15 to 25 years. Voyageur Fund may invest without limit in securities which may generate interest that is an item of tax preference for purposes of federal and the state of Minnesota alternative minimum tax ("AMT"). The investment objectives, policies and restrictions of both Funds are described and compared below under "Information About Great Hall Fund and Voyageur Fund--Comparison of Investment Objectives, Policies and Restrictions."

                           INCORPORATION BY REFERENCE

     The documents listed in items 1 and 2 below, which have been filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference to the extent noted below. A Statement of Additional Information dated September 30, 1996 relating to this Prospectus/Proxy Statement has been filed with the Commission and is also incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information, and of each of the documents listed in items 2 through 7 below, is available upon request and without charge by writing to Voyageur Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402, or by calling (800) 553-2143. The documents listed in items 3 through 7 below are incorporated by reference into the Statement of Additional Information and such items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

     1. The Prospectus dated April30, 1996, as supplemented June3, 1996, of Voyageur Fund is incorporated herein in its entirety by reference, and a copy thereof accompanies this Prospectus/Proxy Statement.

     2. The Prospectus dated December1, 1995, as supplemented August 28, 1996, of Great Hall Fund is incorporated herein in its entirety by reference.

     3. The Statement of Additional Information of Voyageur Fund dated April30, 1996, as supplemented June3, 1996, is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     4. The Annual Report of Voyageur Fund for the fiscal year ended December 31, 1995 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.


     5. The unaudited Semi-Annual Report of Voyageur Fund for the six-month period ended June 30, 1996 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     6. The Statement of Additional Information dated December1, 1995 of Great Hall Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     7. The Annual Report of Great Hall Fund for the fiscal year ended July31, 1996 is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Also accompanying and attached to this Prospectus/Proxy Statement as Appendix A is a copy of the Plan for the proposed Reorganization.

                                     SUMMARY

     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN, AND BY REFERENCE TO THE PLAN, A COPY OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS APPENDIX A. GREAT HALL FUND SHAREHOLDERS SHOULD REVIEW THE ACCOMPANYING DOCUMENTS CAREFULLY IN CONNECTION WITH THEIR REVIEW OF THIS PROSPECTUS/PROXY STATEMENT. PROPOSED REORGANIZATION

     The Plan provides for (a) the acquisition of all or substantially all of the assets and the assumption of certain stated and identified liabilities of Great Hall Fund by Voyageur Fund in exchange for Class A common shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Great Hall Fund and (b) the liquidation of Great Hall Fund and the pro rata distribution of its holdings of Voyageur Fund shares to Great Hall Fund shareholders as of the effective time of the Reorganization (the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on the first day upon which the conditions to closing shall have been satisfied, or such later date as provided for in the
Plan) (such time and date, the "Effective Time"). As a result of the Reorganization, each shareholder of Great Hall Fund will receive Voyageur Fund Class A shares with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Great Hall Fund shares as of the Effective Time. GREAT HALL FUND SHAREHOLDERS WILL NOT BEAR COSTS DIRECTLY RELATED TO THE REORGANIZATION. See "Information About the Reorganization."

     The Board of Directors of Great Hall Investment Funds, including all of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Great Hall Investment Funds, has unanimously determined that the Reorganization would be in the best interests of Great Hall Fund and its shareholders and therefore has approved and submitted the Plan for approval by Great Hall Fund shareholders. The Board has recognized that the strategy of Great Hall Fund's distributor of promoting predominantly externally managed retail mutual funds (exclusive of Great Hall money market funds) could in the long term cause Great Hall Fund's size to decrease and thereby make the objective of providing competitive investment returns increasingly difficult to achieve. The Board therefore has determined that a transfer of Great Hall Fund to another investment firm would be in the Fund's best interests. The Board has further determined that VFM is an organization with strong professional credentials and with business strategies that are consistent in all materials respects with the Fund's long term best interests. For a more detailed discussion of the Board's reasons for approving the Reorganization, see "Information About the Reorganization--Reasons for the Reorganization."

     The Board of Directors of Voyageur Fund has also concluded that the Reorganization would be in the best interests of Voyageur Fund's existing shareholders and has therefore approved the Reorganization on behalf of Voyageur Fund.

     Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of Great Hall Fund.

TAX CONSEQUENCES

     Prior to completion of the Reorganization, Great Hall Fund will have received from Dorsey & Whitney LLP, counsel to Voyageur Fund, an opinion that, upon the Reorganization, no gain or loss will be recognized by Great Hall Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Voyageur Fund shares that are received by each Great Hall Fund shareholder will be the same as the holding period and aggregate tax basis of Great Hall Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of Great Hall Fund in the hands of Voyageur Fund as a result of the Reorganization will be the same as in the hands of Great Hall Fund immediately prior to the Reorganization. See "Information About the Reorganization--Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     Great Hall Fund and Voyageur Fund are both open-end investment company series with investment objectives which are similar.

     * Great Hall Fund seeks to provide a high level of current income exempt from both federal and state of Minnesota income taxes consistent with prudent investment.

     * Voyageur Fund seeks as high a level of current income exempt from federal income tax and from the personal income tax of the state of Minnesota as is consistent with preservation of capital.

     The investment policies of Great Hall Fund and Voyageur Fund are similar but not identical.

     o Under normal market conditions, Great Hall Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the federal alternative minimum tax. Voyageur Fund may invest without limit in such obligations. See "Principal Risk Factors--Differences in Investment Risks--Alternative Minimum Tax."

     o Voyageur Fund may write (i.e., sell) covered put and call options, purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest and purchase and sell derivative tax-exempt obligations. Great Hall Fund may not enter into such transactions. See "Principal Risk Factors--Differences in Investment Risks--Derivative Tax-Exempt Obligations", and "--Options."

     o Great Hall Fund invests exclusively in: (a) obligations that at all times are fully insured as to the scheduled payment of all installments of interest and principal; (b) uninsured obligations that have a Aaa rating by Moody's Investors Service, Inc. ("Moody's") or a AAA rating by Standard and Poor's Corporation ("S&P"), where the payment of interest and principal is secured by an escrow account consisting of obligations of the U.S. Government or its agencies or instrumentalities; and (c) to a limited extent, certain uninsured short-term, tax-exempt obligations of issuers with the highest rating from Moody's or S&P. Except during temporary defensive periods, Great Hall Fund invests more than 80% of the value of its total assets in Minnesota municipal obligations.

          Voyageur Fund invests in tax-exempt obligations consisting of (a) obligations that at all times are fully insured as to scheduled payments of principal and interest ("insured securities") and (b) "escrow secured" or "defeased" bonds. Voyageur Fund may invest up to 10% of its net assets in securities of tax-exempt money market mutual funds (which are not insured). Under normal market conditions, Voyageur Fund invests substantially all of its assets in tax-exempt obligations the interest on which is exempt from federal income tax and Minnesota personal income tax.

          Pending the investment or reinvestment of its assets in longer-term municipal obligations, each Fund may invest up to 35% of its net assets in uninsured short-term tax-exempt instruments provided such instruments carry an A-1+ or SP-1+ short-term rating or AAA or Aaa long-term rating by S&P or Moody's.

     o Great Hall Fund is a nondiversified fund and Voyageur Fund is a diversified fund. Generally, a nondiversified fund such as Great Hall Fund is able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in the Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified fund such as Voyageur Fund.

     o Under normal market conditions, it is anticipated that the average weighted maturity of Great Hall Fund's portfolio will be in the range of 17 to 22 years and possibly in excess of 22 years. The weighted average maturity of the investment portfolio of Voyageur Fund is expected to be approximately 15 to 25 years.

     o Both Funds may invest in repurchase agreements, variable and floating rate securities and state and municipal lease obligations, purchase securities on a "when-issued" basis and borrow money from banks for temporary or emergency purposes (in an amount equal to 20% of total assets for Voyageur Fund and 5% of total assets for Great Hall Fund).

     The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Information About Great Hall Fund and Voyageur Fund--Comparison of Investment Objectives, Policies and Restrictions." The Annual Reports of Voyageur Fund and Great Hall Fund for the fiscal years ended December 31, 1995 and July 31, 1996, respectively, referred to on the cover page hereof under "Incorporation by Reference," and the unaudited Semi-Annual Report of Voyageur Fund for the six-month period ended June 30, 1996, provide information concerning the composition of the respective Funds' assets at the applicable dates.

FEES AND EXPENSES

     GREAT HALL FUND EXPENSES. Insight serves as investment adviser of Great Hall Fund pursuant to an Investment Advisory Agreement. For Insight's services under such Agreement, Great Hall Fund is obligated to pay Insight a monthly fee at an annual rate of .50% of the Fund's average daily net assets.

     Dain Bosworth Incorporated (the "Distributor") serves as the exclusive distributor of the shares of Great Hall Fund pursuant to a Co-Distributor Agreement with Great Hall Investment Funds. Under such Agreement, the Distributor retains the sales charges, if any, paid by Great Hall Fund shareholders in connection with their purchases of Fund shares. In addition, Great Hall Fund has adopted pursuant to Rule 12b-1 under the 1940 Act a distribution plan pertaining to its shares (the " Distribution Plan"). Great Hall Fund's Distribution Plan provides that the Distributor is entitled to receive fees at the annual rate of up to .30% of the average daily net assets attributable to Great Hall Fund shares. The Distributor and Great Hall Fund have voluntarily agreed to limit such 12b-1 fees to .20% per year of Great Hall Fund's average daily net assets and to use such fees only in connection with the provision of services to existing Fund shareholders.

     Rodney Square Management Corporation is the transfer agent for Great Hall Fund and provides certain shareholder and shareholder-related services.

     Insight voluntarily limits total Great Hall Fund expenses to .82% of the Fund's average daily net assets. This expense limitation may be terminated or revised at any time.

     VOYAGEUR FUND EXPENSES. Voyageur Fund Managers, Inc. ("VFM") has been retained under an Investment Advisory Agreement to act as Voyageur Fund's investment adviser. Voyageur Fund pays VFM a monthly investment advisory and management fee equivalent on an annual basis to .50% of the Fund's average daily net assets.

     VFM also acts as Voyageur Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Under the Agreement, Voyageur Fund pays VFM a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (a) $1.33 per shareholder account per month, (b) $1,000 to $1,500 per month based on the average daily net assets of the Fund and (c)a percentage of average daily net assets which ranges from 0.02% to 0.11% based on the average daily net assets of the Fund. This fee is in addition to investment advisory fees payable under the Investment Advisory Agreement. See "The Investment Advisor and Underwriter--Expenses of the Funds" in the statement of additional information of Voyageur Fund incorporated by reference into the Statement of Additional Information pertaining to this Prospectus/Proxy Statement.

     Voyageur Fund Distributors, Inc. ("VFD"), an affiliate of VFM, acts as the principal distributor of Voyageur Fund's shares pursuant to a Distribution Agreement with Voyageur Fund. Under the Distribution Agreement, VFD retains the sales charges, if any, paid by Voyageur Fund Class A shareholders in connection with their purchases of Fund shares and is entitled to deduct a contingent deferred sales charge on the redemption of certain Class A shares initially sold without a sales charge. In addition, Voyageur Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, Voyageur Fund pays VFD a Rule 12b-1 fee at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares for servicing of shareholder accounts and distribution related services.

     For the fiscal year ending December 31, 1996, VFM has undertaken to limit total Voyageur Fund expenses, including Rule 12b-1 fees, to 1.00% of average daily net assets for Class A shares. However, as reflected below under "Comparison of Fees and Expenses", actual expenses were lower than this level for the six-month period ended June 30, 1996. This expense limitation may be terminated or revised at any time after December 31, 1996. In addition, VFM is contractually obligated to pay the operating expenses of Voyageur Fund (excluding interest, taxes, brokerage fees and commissions, and Rule 12b-1 fees) which exceed 1% of the Fund's average daily net assets on an annual basis, provided that payments made by VFM as a result of such contractual obligation shall not exceed VFM's investment advisory and management fee.

COMPARISON OF FEES AND EXPENSES

     The following tables are intended to assist Great Hall Fund shareholders of each class in understanding the various costs and expenses (expressed as a percentage of average net assets) (a) that such shareholders currently bear as Great Hall Fund shareholders (under the "Great Hall Fund" column); (b) that shareholders of Voyageur Fund currently bear (under the "Voyageur Fund") column; and (c) that such shareholders can expect to bear as Voyageur Fund shareholders after the Reorganization is consummated (under the "Pro Forma" column). THE EXAMPLES SET FORTH BELOW SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The following tables are based on audited Great Hall Fund expenses for the fiscal year ended July31, 1996 and unaudited Voyageur Fund expenses for the six-month period ended June 30, 1996.

                           GREAT HALL FUND SHARES AND
                 VOYAGEUR FUND CLASS A SHARES FEES AND EXPENSES

                                                                             GREAT HALL    VOYAGEUR      PRO
                                                                                FUND         FUND       FORMA (1)
                                                                                ----         ----       ---------
     SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge Imposed on Purchases (as a
         percentage of offering  price)................................         4.50%        3.75%        3.75%
     Maximum Deferred Sales Charge (2).................................         1.00%        1.00%        1.00%
     Other Redemption Fees.............................................          None         None         None

     ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
     Management Fees (After Fee Waivers for Great Hall Fund) (3).......         0.29%        0.50%        0.50%
     Rule 12b-1 Fees (After Fee Waivers for Great Hall Fund) (3).......         0.20%        0.25%        0.25%
     Other Expenses ...................................................         0.33%        0.16%        0.16%
                                                                                -----        -----        -----
     Total Fund Operating Expenses (After Fee Waivers
        for Great Hall Fund)(3)........................................         0.82%        0.91%        0.91%
     TOTAL FUND OPERATING EXPENSES WITHOUT FEE WAIVERS ................         1.15%        0.91%        0.91%

EXAMPLE (4)
You would pay the following expenses on a $1,000 investment over various time periods assuming a 5% annual return and redemption at the end of each time period:

                                                                             GREAT HALL    VOYAGEUR      PRO
                                                                                FUND         FUND       FORMA (1)
                                                                                ----         ----       ---------
     1 year............................................................          $53           $46         $46
     3 years...........................................................          $70           $65         $65
     5 years...........................................................          $88           $86         $86
     10 years..........................................................         $142          $145        $145

(1) Pro forma numbers are based on Voyageur Fund's unaudited Total Operating Expenses for Class A shares of 0.91% of average daily net assets for the six months ending June 30, 1996.

(2) For both Funds, a contingent deferred sales charge may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchase, Exchange and Redemption Procedures" below.

(3) Total Fund Operating Expenses for Great Hall Fund reflect expense limitations discussed herein. The Distributor voluntarily limits 12b-1 fees for Great Hall Fund shares to 0.20% of the Fund's average daily net assets attributable to such shares. Without fee waivers, Management Fees, 12b-1 Fees and Total Operating Expenses would have been 0.50%, 0.30% and 1.15%, respectively, of average daily net assets.

(4) Assumes deduction of the maximum initial sales charge at the time of purchase (4.50% for Great Hall Fund and 3.75% for Voyageur Fund and on a pro forma basis) and no deduction of a contingent deferred sales charge at the time of redemption. The example is based upon Total Fund Operating Expenses after voluntary fee waivers for Great Hall Fund.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     PURCHASES OF SHARES. Shares of both Great Hall Fund and Voyageur Fund Class A may be purchased at a public offering price equal to their net asset value per share plus a sales charge. The maximum sales charge for Great Hall Fund is 4.50% of the public offering price for investments of less than $100,000. For Voyageur Fund, the maximum sales charge is 3.75% of the public offering price for investments of less than $50,000. For each Fund, the sales charge is reduced on a graduated scale for larger purchases. Purchases of $1,000,000 or more for Voyageur Fund and Great Hall Fund are not subject to an initial sales charge. However, shares of either Fund relating to such $1,000,000 purchases redeemed during the two years after purchase are subject to a 1.00% contingent deferred sales charge ("CDSC"). The holding period of Great Hall Fund shareholders who purchased without an initial sales charge because of the $1,000,000 waiver will count toward determination of applicability of Voyageur Fund's CDSC following the Reorganization.

     For additional information on the purchase of Voyageur Fund and Great Hall Fund shares, see "How to Purchase Shares," beginning on page 24 of the accompanying Voyageur Fund prospectus, and "How to Invest," beginning on page 16 of the Great Hall Fund prospectus incorporated herein by reference.

     PURCHASES AT REDUCED OR NO SALES CHARGE. For the shares of Great Hall Fund and Voyageur Fund Class A, various persons, entities and groups may qualify for reduced sales charges, or for purchases at net asset value without a sales charge. Following the Reorganization, current Great Hall Fund shareholders (as holders of Voyageur Fund shares) will be entitled to the Special Purchase Plans and other purchase privileges as are set forth in the accompanying prospectus of Voyageur Fund. These purchase plans and privileges differ in certain respects from those currently offered by Great Hall Fund. See "How to Purchase Shares--Class A Shares--Front End Sales Charge Alternative" beginning on page 26 of the accompanying Voyageur Fund prospectus and "How to Invest--Reduced Sales Charges" beginning on page 17 of the Great Hall Fund prospectus incorporated herein by reference. Additionally, Class A shares of Voyageur Fund will be offered at net asset value, without the imposition of a sales charge, to shareholder accounts which were in existence and entitled to purchase shares of Great Hall Fund without a sales charge as of the Effective Time.

     REDEMPTION. Shareholders of each Fund may redeem their shares, in whole or in part, on any business day. All redemptions are made at the net asset value next determined after a redemption request has been received in good order. As discussed above, a contingent deferred shales charge may apply to redemptions of certain shares of each Fund initially purchased without a sales charge. For additional information on redemption of shares, see "How to Sell Shares," beginning on page 30 of the accompanying Voyageur Fund prospectus, and "How to Redeem Shares," beginning on page 18 of the Great Hall Fund prospectus incorporated herein by reference.

     EXCHANGE PRIVILEGES. Shares of Voyageur Fund may be exchanged for shares of the same class of other funds advised by VFM ("Voyageur Complex Funds"). These exchange privileges are further explained on page 33 of the accompanying Voyageur Fund prospectus under the heading "Exchange Privilege."

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares dividends from net investment income on each day it is open for business, and pays such distributions monthly. Net realized long-term capital gains, if any, are declared and distributed by each Fund annually.

     For each Fund, dividends and capital gains distributions are reinvested in additional shares of the Fund unless a shareholder elects otherwise.

CAPITAL SHARES; SHAREHOLDER VOTING RIGHTS

     All Great Hall Fund shares are the same class and freely transferable. Each share has equal dividend rights and is entitled to one vote at all shareholder meetings. Voyageur Fund offers Class A, Class B and Class C shares. Each class of shares of Voyageur Fund represents an interest in the same portfolio of investments of Voyageur Fund and has identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of a class of shares are borne solely by such class and that each class of the Fund's shares has exclusive voting rights with respect to provisions of Fund's Rule 12b-1 plan which pertain to that particular class or when a class vote is required by the 1940 Act.

                             PRINCIPAL RISK FACTORS

DIFFERENCES IN INVESTMENT RISKS

     As discussed below, there are certain differences in the investment risks associated with investments in Voyageur Fund and Great Hall Fund that should be considered carefully by Great Hall Fund shareholders.

     DIVERSIFICATION. As noted above, Great Hall Fund is a non-diversified fund and Voyageur Fund is a diversified fund. Investment companies are classified as either "diversified" or "nondiversified" investment companies. Generally, a non-diversified fund such as Great Hall Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in such fund's securities being more susceptible to a single economic, political or regulatory occurrence than the securities of a diversified fund, such as Voyageur Fund. However, Great Hall Fund is still required to meet certain diversification requirements in order to qualify as a regulated investment company for federal income tax purposes.

     ALTERNATIVE MINIMUM TAX. Voyageur Fund may invest without limit in securities the interest on which is an item of tax preference for purposes of calculation of federal or state alternative minimum tax ("AMT"). Great Hall Fund attempts not to invest in AMT securities and may invest no more than 20% of its net assets in such securities. See "Distributions to Shareholders and Taxes -- Taxes -- Federal Income Taxation" in the Voyageur Fund Prospectus.

     DERIVATIVE TAX-EXEMPT OBLIGATIONS. Voyageur Fund may acquire derivative tax-exempt obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain tax-exempt obligations. Certain of these derivative tax-exempt obligations involve special risks. The principal and interest payments on the custodial receipts underlying derivative tax-exempt obligations may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying tax-exempt obligations. Voyageur Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt obligations or an index of short-term tax-exempt obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified tax-exempt obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other tax-exempt obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of Voyageur Fund. Voyageur Fund's investments in derivative tax-exempt obligations will not exceed 20% of the Fund's total assets. Great Hall Fund may not invest in such securities.

     OPTIONS. Voyageur Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest. The use of options entails special risks as set forth in the accompanying Voyageur Fund prospectus under "Investment Objectives and Policies--Miscellaneous Investment Practices." Great Hall Fund may not make such investments.

SHARED INVESTMENT RISKS

     Because the investment objectives, policies and restrictions of Great Hall Fund and Voyageur Fund are similar (see "Information About Great Hall Fund and Voyageur Fund--Comparison of Investment Objectives, Policies and Restrictions" below), an investment in either Fund involves many of the same risks. Certain of these risks are discussed below.

     DEBT SECURITIES. Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. Each Fund's investments are also subject to "call" risk. Certain obligations held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     STATE CONSIDERATIONS. The value of tax-exempt obligations owned by each Fund may be adversely affected by local political and economic conditions and developments within the state of Minnesota. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). Financial considerations relating to the risks associated with investing in Minnesota are described in the accompanying prospectus of Voyageur Fund under "Risks and Special Investment Considerations--State Considerations," in the prospectus of Great Hall Fund incorporated herein by reference under "Investment Objectives and Policies--Minnesota Fund--Minnesota Bonds," and in the statements of additional information of both Funds, incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     OTHER. Both Funds may invest in repurchase agreements, purchase securities on a "when-issued" basis and borrow money from banks for temporary or emergency purposes (in an amount equal to 20% of total assets for Voyageur Fund and 10% of total assets for Great Hall Fund). Each of these transactions involves certain risks as set forth in the accompanying Voyageur Fund prospectus under "Investment Objectives and Policies--Miscellaneous Investment Practices" and in the Great Hall Fund prospectus incorporated herein by reference under "Investment Objectives and Policies."

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     Great Hall Fund and Voyageur Fund are both open-end funds with investment objectives which are similar.

     * Great Hall Fund seeks to provide a high level of current income exempt from both federal and state of Minnesota income taxes consistent with prudent investment.

     * Voyageur Fund's investment objective is to seek as high a level of current income exempt from federal income tax and from the personal income tax of the state of Minnesota as is consistent with the preservation of capital.

INVESTMENT POLICIES

     The investment policies and restrictions of Great Hall Fund and Voyageur Fund are similar but not identical, as discussed in further detail below.

     GENERAL. Both Funds invest in municipal obligations rated investment grade or, if not rated, considered by the respective Fund to have equivalent credit characteristics.

     INSURANCE. As a non-fundamental policy, the municipal obligations in the investment portfolio of Great Hall Fund will consist of: (a) obligations that are fully insured as to the scheduled payment of all installments of interest and principal ("Insured Obligations"), and (b) uninsured obligations that have a Aaa rating by Moody's or a AAA rating by S&P, where the payment of interest and principal is secured by an escrow account consisting of obligations of the U.S. Government or its agencies or instrumentalities. Similarly, Voyageur Fund's portfolio consists of obligations that at all times are fully insured securities and escrow secured or defeased bonds. All securities in Voyageur Fund's portfolio, after application of insurance, will be rated Aaa by Moody's and/or AAA by S&P at the time of investment. Additionally, pending the investment or reinvestment of its assets in longer-term municipal obligations, each Fund may invest up to 35% of its net assets in uninsured short-term tax-exempt municipal obligations, provided such instruments carry an A-1+ or SP-1+ short-term rating or AAA long-term rating by S&P, or a P-1 or MIG-1 short-term rating or Aaa long-term rating by Moody's. In addition, Great Hall Fund's investments in municipal obligations must be rated (or, if not rated, considered by Insight to have equivalent credit characteristics) Baa or better, MIG-2 or better or prime-2 or better by Moody's and BBB or better, SP-2 or better or A-2 or better by S&P. Municipal obligations rated Baa or BBB have certain speculative characteristics.

     The insured obligations in the portfolios of each Fund are insured as to the payment of principal and interest either through (a)insurance purchased by the issuer at the time of original insurance, (b)secondary insurance purchased by a holder after the initial issuance, or (c)portfolio insurance purchased by the Fund. The purpose of insurance is to minimize credit risks to the Funds and their shareholders associated with defaults in municipal obligations owned by the Fund. There can be no assurance that any insurer will be able to meet its obligations. Further, such insurance does not insure against market risk and therefore does not guarantee the market value of the securities in each Fund's investment portfolio upon which the net asset value of the Fund's shares is based. Such market value will continue to fluctuate in response to fluctuations in interest rates or the bond market. Similarly, such insurance does not cover or guarantee the value of the shares of the Fund. Therefore, the amount received upon redemption of shares of a Fund may be more or less than the original cost of such shares less any applicable sales charge paid in connection with the acquisition of such shares.

     The investment policy requiring insurance on investments applies only to municipal obligations in each Fund's portfolio and will not affect the Fund's ability to hold its assets in cash or to invest in escrow secured and defeased bonds or in certain short-term tax-exempt obligations as set forth above, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis in accordance with the investment policies and restrictions of the Fund.

     DIVERSIFICATION. Great Hall Fund is a nondiversified fund and Voyageur Fund is a diversified fund. Generally, a nondiversified fund such as Great Hall Fund is able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in the Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified fund such as Voyageur Fund.

     MINNESOTA BONDS. Great Hall Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in securities the interest on which is exempt from regular federal income tax and the personal income tax of the state of Minnesota and from federal and Minnesota alternative minimum tax. At least 95% of the exempt interest dividends paid by Great Hall Fund will be derived from interest income on obligations of the state of Minnesota or its political or government subdivisions, municipalities, governmental agencies or instrumentalities. Similarly, in normal market conditions, Voyageur Fund will invest substantially all of its assets in tax-exempt obligations the interest on which is exempt from federal income tax and state of Minnesota personal income tax. Each Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of, and the market for, Minnesota municipal obligations.

     Further, because of the relatively small number of issuers of Minnesota municipal obligations, each Fund is more likely to invest a higher percentage of its assets in the securities of one or a small number of issuers than an investment company that invests in a broad range of tax-exempt securities. This lack of diversification involves an increased risk of loss to the Funds. As a result, the value of each Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the state of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues available to governmental issuers and may be affected from time to time by economic, political and demographic conditions within Minnesota. In addition, constitutional or statutory restrictions may limit government's power to raise revenue or increase taxes. The availability of federal, state and local aid to issuers may also affect their ability to meet their obligations. Additional information regarding Minnesota is set forth in Voyageur Fund's statement of additional information incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     AVERAGE PORTFOLIO MATURITY. Under normal market conditions, it is anticipated that the average weighted maturity of Great Hall Fund's portfolio will be in the range of 17 to 22 years, and possibly in excess of 22 years. The weighted average maturity of the investment portfolio of Voyageur Fund is expected to be approximately 15 to 25 years.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when its investment adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

     REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. Both Funds may invest in repurchase agreements and each Fund may purchase securities on a "when issued" or forward commitment basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The purchase of securities on such a basis involves certain risks. See "Investment Objectives and Policies --Miscellaneous Investment Practices" in the accompanying Voyageur Fund prospectus.

     TAXABLE INVESTMENTS. Each Fund may invest up to 20% of its net assets in taxable fixed income obligations under normal market conditions, although Great Hall Fund will attempt to invest 100% of its net assets in tax-exempt obligations and Voyageur Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in tax-exempt obligations. In addition, each Fund may invest without limit in taxable obligations for temporary defensive purposes. The taxable obligations in which Voyageur Fund may invest are described in the accompanying Voyageur Fund prospectus under "Investment Objectives and Policies--All Funds." To the extent the Funds invest in taxable investments, the Funds may not at such times be in a position to achieve the investment objective of current income exempt from regular federal income tax and Minnesota personal income tax. Great Hall Fund may invest up to 20% of its assets in securities the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. Voyageur Fund may invest without limitation in such securities.

     BORROWING. As a fundamental policy, Great Hall Fund may borrow from banks up to a limit of 5% of its total assets, but only for temporary or emergency non-investment purposes. Voyageur Fund, as a fundamental policy, may borrow money from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets.

     DERIVATIVE TAX-EXEMPT OBLIGATIONS. Voyageur Fund may acquire derivative tax-exempt obligations, which are custodial receipts or trust certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain tax-exempt obligations. Great Hall Fund may not purchase such obligations. Certain of these derivative tax-exempt obligations involve special risks. See "Principal Risk Factors--Derivative Tax-Exempt Obligations."

     OPTIONS. Voyageur Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest. Great Hall Fund may not engage in options transactions. Participation in the options market involves investment risks and transaction costs to which Voyageur Fund would not be subject absent the use of this strategy. See "Investment Objectives and Policies--Miscellaneous Investment Practices--Options on Securities" in the accompanying Voyageur Fund prospectus.

     The foregoing comparison does not purport to be a complete summary of the investment policies, restrictions and risk factors of Great Hall Fund or Voyageur Fund. For complete discussions of the investment policies, restrictions and risk factors of the respective Funds, see Voyageur Fund's prospectus accompanying this Prospectus/Proxy Statement; Great Hall Fund's prospectus referred to under "Incorporation by Reference;" and the statements of additional information of Great Hall Fund and Voyageur Fund, also referred to under such caption. The Annual Reports of Voyageur Fund and Great Hall Fund for the fiscal years ended December31, 1995 and July 31, 1996, respectively, and the unaudited Semi-Annual Report of Voyageur Fund for the six-month period ended June 30, 1996, referred to on the cover page hereof under "Incorporation by Reference," provide information concerning the composition of the respective Funds' portfolios at the applicable dates.

                                 CAPITALIZATION

     The following table shows the capitalization of Great Hall Fund and of Voyageur Fund as of June 30, 1996 and on a pro forma basis as of that date, giving effect to the proposed Reorganization:

(In thousands, except per share values)

                                                                   GREAT HALL        VOYAGEUR
                                                                      FUND             FUND           PRO FORMA
                                                                      ----             ----           ---------
         CLASS A SHARES*
             Net assets...........................................    $25,375        $287,567         $312,942
             Net asset value per share............................      $9.96          $10.36           $10.32
             Shares outstanding...................................      2,549          27,769           30,318

         CLASS B SHARES*
             Net assets...........................................         --          $5,887           $5,887
             Net asset value per share............................         --          $10.35           $10.35
             Shares outstanding...................................         --             569              569

         CLASS C SHARES*
             Net assets...........................................         --          $3,250           $3,250
             Net asset value per share............................         --          $10.36           $10.36
             Shares outstanding...................................         --             314              314

_________________
*    Great Hall Fund offers only one class of shares without designation.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

     Great Hall Fund was organized and commenced operations in June 1992 by acquiring all of the assets and liabilities of Carnegie Tax-Exempt Fund
("Carnegie Fund"), a mutual fund managed by Carnegie Capital Management Corporation ("Carnegie"). Prior to such acquisition, 48% of Carnegie's stock was owned by Insight's affiliates, Dain Bosworth Incorporated ("Dain") and Rauscher Pierce Refsnes, Inc., and Insight served as the sub-adviser and portfolio manager of Carnegie Fund. Since the acquisition, Insight has served as Great Hall Fund's sole investment adviser, and Dain has served as the Fund's distributor. Each of Insight and Dain is a wholly owned subsidiary of Inter-Regional Financial Group, Inc. ("IFG").

     Since the Carnegie acquisition, IFG's strategy concerning retail mutual funds (like that of many similar financial services firms) has evolved in the direction of promoting predominantly retail funds that are managed by firms not affiliated with IFG (exclusive of Great Hall money market funds). IFG and the Board of Directors of Great Hall Investment Funds have recognized that IFG's strategy could in the long term result in a decreasing asset base for the Great Hall Funds and a corresponding difficulty in controlling fund expenses and in providing competitive returns. For this reason, IFG and Great Hall Investment Funds have explored and evaluated the relative merits of various options, including the possible transfer of Great Hall Fund to a firm with a strategy more congruent with the Fund's long-term best interests -- a firm that could, among other factors, more actively promote and market the Fund. It was ultimately decided by IFG and Great Hall Investment Funds' Board of Directors that such a transfer would indeed be in the best interests of Great Hall Fund and its shareholders.

     IFG thereupon engaged an investment banker to assist in identifying and screening potential acquiring firms. The banker identified a number of
potentially  suitable  candidates,   and  through  the  process  of  preliminary
negotiations and due diligence, the Voyageur organization emerged as the apparent most suitable candidate.

     The Board of Directors of Great Hall Investment Funds appointed a committee of independent directors (the "Committee") to review and evaluate IFG's recommendation of the proposed Voyageur transaction. Based on its review of the Voyageur organization and the proposed transactions, the Committee recommended and the Board of Directors of Great Hall Investment Funds agreed, that the Reorganization would be in the best interest of Great Hall Fund and its shareholders. In evaluating the Voyageur organization, the Committee or Insight (among other matters): interviewed principal Voyageur executive, investment, marketing, legal, compliance, administrative and accounting personnel and the Voyageur Fund's independent auditors; reviewed, inspected and analyzed applicable legal documents, compliance, accounting and administrative procedures and systems, financial information and other relevant documents and files; analyzed comparative fund performance and expenses; and conducted various on-site visits and inspections. Based thereon, the Committee recommended that the Board of Directors of Great Hall Investment Funds approve the Reorganization and recommend the Reorganization for shareholder approval.

     The Board of Directors believes that the Reorganization will be in the best interests of Great Hall Fund and its shareholders for the following reasons (in addition to the aforementioned reasons):

     EXPERIENCE OF THE VOYAGEUR ORGANIZATION. VFM currently serves as the investment adviser of 6 closed-end investment companies, 10 open-end investment companies (consisting of 33 separate portfolios ) and, together with its affiliates, numerous privately-managed accounts with combined assets as of July 31, 1996 of approximately $11.5 billion (which includes over $1 billion of Minnesota municipal bonds). Of the investment companies managed by VFM, 28 are single-state municipal bond funds (including 7 funds investing predominantly in Minnesota municipal securities). Therefore, the Reorganization appears consistent with VFM's current areas of expertise as well as its business plans and strategies. Additionally, VFM's portfolio managers appear to be well-experienced and to have commendable track records managing portfolios similar to Great Hall Fund.

     EXPENSES IN CONNECTION WITH THE REORGANIZATION. NO EXPENSES DIRECTLY INCURRED IN CONNECTION WITH THE REORGANIZATION WILL BE BORNE BY GREAT HALL FUND, VOYAGEUR FUND OR THEIR RESPECTIVE SHAREHOLDERS. The Class A Voyageur Fund shares to be received by Great Hall Fund shareholders will not be subject to any front-end sales charges. In addition, the Reorganization will be tax-free to each Fund and its shareholders and will not result in any economic dilution to either Fund or its shareholders.

     ASSET LEVELS; MARKETING ABILITIES OF VOYAGEUR ORGANIZATION. Great Hall Fund has a relatively small asset base, which in the long term could limit the Fund's ability to control costs and to generate competitive returns (in the absence of voluntary fee and expense waivers and reimbursements). Voyageur Fund has an asset base of over ten times the asset base of Great Hall Fund, and the Reorganization will therefore result in Great Hall Fund becoming a part of a much larger fund, which may provide the investment adviser with greater flexibility in managing the Fund's assets as well as a greater ability to realize economies of scale and otherwise to control Fund fee and expense levels. In addition, the Voyageur organization has a much more extensive and developed network of independent brokers and dealers through whom the Voyageur Fund is distributed (with currently over 600 authorized dealers of Voyageur Fund shares). The greater marketing abilities and coverage of the Voyageur organization may optimize the opportunities for growth and the attendant opportunities for increased portfolio management flexibility and investment returns and for control over Fund expense levels.

     FEE AND EXPENSE LEVELS. Great Hall Fund and Voyageur Fund have similar fee and expense levels (taking into consideration historical expense waivers).

     EXCHANGE PRIVILEGES; SHAREHOLDER SERVICES. The Voyageur organization offers a comprehensive and competitive range of services to Fund shareholders, including among others the ability to exchange Voyageur Fund shares for shares of most other mutual funds for which VFM serves as investment adviser at net asset value without the payment of a sales charge. In addition, most mutual funds managed by VFM offer additional purchase options to prospective shareholders through the availability of multiple classes of shares.

     FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS OF GREAT HALL INVESTMENT FUNDS BELIEVES THAT THE REORGANIZATION WILL BE IN THE BEST INTERESTS OF THE GREAT HALL FUND AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THE APPROVAL OF THE REORGANIZATION BY SUCH SHAREHOLDERS.

PLAN OF REORGANIZATION

     The  following  summary  of the  proposed  Plan and the  Reorganization  is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Appendix A. The Plan provides that, as of the Effective Time, Voyageur Fund will acquire all or substantially all of the assets and assume all identified and stated liabilities of Great Hall Fund in exchange for Voyageur Fund Class A common shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Great Hall Fund. The value of Great Hall Fund assets and liabilities to be acquired by Voyageur Fund, and the value of Voyageur Fund shares to be received in exchange therefor, will be computed as of the Effective Time. Voyageur Fund will not assume any liabilities or obligations of Great Hall Fund, whether absolute or contingent, other than those identified and stated in an unaudited statement of assets and liabilities of Great Hall Fund as of the Effective Time. Because Great Hall Fund is a separate series of Great Hall Investment Funds, for corporate law purposes the transaction is structured as a sale of the assets and assumption of the liabilities allocated to Great Hall Fund in exchange for the issuance of Voyageur Fund shares to Great Hall Fund, followed immediately by the distribution of such Voyageur Fund shares to Great Hall Fund shareholders and the cancellation and retirement of outstanding Great Hall Fund shares.

     Pursuant to the Plan, each holder of Great Hall Fund will receive, at the Effective Time, Class A shares of Voyageur Fund with an aggregate net asset value equal to the aggregate net asset value of Great Hall Fund shares owned by such shareholder immediately prior to the Effective Time. Under the Plan, the net asset value per share of Great Hall Fund's shares and Voyageur Fund's Class A shares will be computed as of the Effective Time using the valuation procedures set forth in the respective Funds' articles of incorporation and bylaws and then-current prospectuses and statements of additional information and as may be required by the 1940 Act. At the Effective Time, Voyageur Fund will issue to Great Hall Fund, and Great Hall Fund will distribute to Great Hall Fund's shareholders of record, determined as of the Effective Time, Voyageur Fund shares issued in exchange for Great Hall Fund assets as described above. All outstanding shares of Great Hall Fund thereupon will be canceled and retired and no additional shares representing interests in Great Hall Fund will be issued thereafter, and Great Hall Fund will be deemed to be liquidated. The distribution of Voyageur Fund shares to former Great Hall Fund shareholders will be accomplished by the establishment of accounts on the share records of Voyageur Fund in the names of Great Hall Fund shareholders, each representing the numbers of full and fractional Voyageur Fund Class A shares due such shareholders.

     The Plan provides that no sales charges will be incurred by Great Hall Fund shareholders in connection with the acquisition by them of Voyageur Fund shares pursuant thereto. However, if Great Hall Fund shares were initially acquired without a front-end sales charge in connection with a purchase of $1,000,000 or more, Voyageur Fund Class A shares acquired in the Reorganization may continue to be subject to a contingent deferred sales charge. The Plan provides that in determining whether to apply the one-year 1.0% contingent deferred sales charge to Voyageur Fund Class A shares acquired in the Reorganization, credit will be given for the period a former Great Hall Fund shareholder who is subject to such a contingent deferred sales charge held his or her shares.

     Great Hall Fund contemplates that it will make a distribution immediately prior to the Effective Time of all of its current year net tax-exempt income, ordinary taxable income and net realized capital gains, if any, not previously distributed. Any portion of this distribution which does not constitute an exempt-interest dividend will be taxable to Great Hall Fund shareholders subject to taxation.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (a)approval of the Plan by the shareholders of Great Hall Fund; (b)the delivery of the opinion of counsel described below under "-- Federal Income Tax Consequences;" (c) the accuracy as of the Effective Time of the representations and warranties made by Great Hall Fund and Voyageur Fund in the Plan; and (d) the delivery of customary closing certificates. See the Plan attached hereto as Appendix A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Great Hall Fund, by resolution of the Board of Directors of either Great Hall Investment Funds or Voyageur Insured Funds, if circumstances should develop that, in the opinion of such Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of the respective Fund's shareholders.

     The Plan provides that VFM will pay the costs incurred by the Acquiring Fund and the Acquired Fund in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of a registration statement for purposes of registering the Voyageur Fund shares to be issued in the Reorganization, and the expenses of printing and mailing this Prospectus/Proxy Statement and holding the Great Hall Fund shareholder meeting required to approve the Reorganization. The Plan also provides that at or prior to the Effective Time, expenses incurred by Great Hall Fund shall have been maintained by Insight or otherwise so as not to exceed any applicable state-imposed expense limitations. In addition, the Plan provides that at or prior to the Effective Time, appropriate action shall have been taken by Insight or otherwise such that there are no unamortized organizational expenses on the books of Great Hall Fund.

     Under the Plan, Great Hall Fund has agreed not to acquire any securities which are not permissible investments for Voyageur Fund prior to the Effective Time, and it is a condition to closing that Great Hall Fund not hold any such securities immediately prior to the Effective Time. See "Summary--Investment Objectives, Policies and Restrictions" and "Information about Great Hall Fund and Voyageur Fund--Comparison of Investment Objectives, Policies and Restrictions." Great Hall Fund does not hold any such securities at the date of this Prospectus/Proxy Statement.

     Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Great Hall Fund. If the Plan is not approved, the Board of Directors of the Great Hall Fund will consider other possible courses of action.

DESCRIPTION OF VOYAGEUR FUND SHARES

     For information concerning the shares of Voyageur Fund, including voting rights, see "Summary--Capital Shares; Shareholder Voting Rights" above. All Voyageur Fund shares issued in the Reorganization will be fully paid and non-assessable and will not be entitled to preemptive or cumulative voting rights.

FEDERAL INCOME TAX CONSEQUENCES

     It is intended that the exchange of Voyageur Fund shares for Great Hall Fund's net assets and the distribution of such shares to Great Hall Fund's shareholders upon liquidation of Great Hall Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by Great Hall Fund's shareholders (except that Great Hall Fund contemplates that it will make a distribution, immediately prior to the Reorganization, of all of its current year net tax-exempt income, ordinary taxable income and net realized capital gains, if any, not previously distributed, and any portion of this distribution which does not represent tax-exempt income or otherwise qualify as an exempt-interest dividend will be taxable to Great Hall Fund shareholders subject to taxation). Great Hall Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

     As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to Voyageur Fund, based in part on certain representations to be furnished by each Fund and by VFM, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

     (a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Voyageur Fund and Great Hall Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

     (b) Great Hall Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Voyageur Fund shares. Great Hall Fund shareholders subject to taxation will recognize income upon receipt of any ordinary taxable income or net capital gains of Great Hall Fund which are distributed by Great Hall Fund prior to the Effective Time;

     (c) the tax basis of Voyageur Fund shares received by each Great Hall Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Great Hall Fund shares exchanged therefor;

     (d) the holding period of Voyageur Fund shares received by each Great Hall Fund shareholder pursuant to the Reorganization will include the period during which the Great Hall Fund shareholder held Great Hall Fund shares exchanged therefor, provided that the Great Hall Fund shares were held as a capital asset at the Effective Time;

     (e) Great Hall Fund will recognize no income, gain or loss by reason of the Reorganization;

     (f) Voyageur Fund will recognize no income, gain or loss by reason of the Reorganization;

     (g) the tax basis of the assets received by Voyageur Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Great Hall Fund as of the Effective Time;

     (h) the holding period of the assets received by Voyageur Fund pursuant to the Reorganization will include the period during which such assets were held by Great Hall Fund; and

     (i) Voyageur Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Great Hall Fund as of the Effective Time.

     The foregoing opinion will be based upon certain representations furnished by Voyageur Insured Funds, Great Hall Investment Funds and VFM, of which two principal ones are (a) that Voyageur Fund will acquire assets representing at least 90% of the fair market value of Great Hall Fund's net assets and at least 70% of the fair market value of Great Hall Fund's gross assets immediately prior to the Effective Time, and (b) that there are no shareholders owning 5% or more of the outstanding shares of Great Hall Fund and, to the best knowledge of management of Great Hall Fund, there is no plan or intention on the part of the Great Hall Fund shareholders to sell, exchange or otherwise dispose of a number of Voyageur Fund shares to be received pursuant to the Reorganization that would reduce such shareholders' interest to a number of Voyageur Fund shares having, in the aggregate, a value as of the Effective Time of less than 50% of the total value of Great Hall Fund shares outstanding immediately prior to the consummation of the Reorganization.

     Shareholders of Great Hall Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of Great Hall Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

INTERESTS OF INSIGHT, VFM AND AFFILIATES IN REORGANIZATION

     In a similar transaction to the Reorganization, Voyageur National High Yield Municipal Bond Fund ("Voyageur National Fund"), a newly organized series of Voyageur Mutual Funds, Inc., also has agreed to purchase all or substantially all of the assets and to assume certain stated and identified liabilities of Great Hall National Tax-Exempt Fund, a series of Great Hall Investment Funds, by and in exchange for Class A common shares of equal value of Voyageur National Fund in a tax-free reorganization. In connection with and following the Reorganization and this additional reorganization (together, the "Reorganizations"), Insight and the Distributor have agreed to provide various consulting and shareholder services and have agreed for a period of three years following the closing of the Reorganizations not to sponsor or acquire a mutual fund that is similar to either of the Great Hall funds being acquired in the Reorganizations. In return, VFM has agreed to pay Insight and the Distributor $1,100,000 at the closing of the transactions plus an amount at the first anniversary of the closing equal to approximately 2% of the value of the shareholder accounts being transferred to the acquiring Voyageur funds (less the $1,100,000 paid at closing), adjusted generally for fluctuations in market prices between the closing and the first anniversary. In reviewing the aforementioned payments, the Board of Directors of Great Hall Investment Funds was aware that Insight and its affiliates incurred costs in organizing and maintaining the Funds (including costs associated with acquiring the assets of the Great Hall Fund from the Carnegie organization), as well as the nature of the other services and consideration to be performed by Insight and the Distributor.

     Each acquiring Voyageur Fund and VFM have agreed to comply in all material respects with all applicable provisions of Section 15(f) of the 1940 Act following the Reorganizations. Section 15(f) requires that (a) for a period of three years following the closing date, at least 75% of each acquiring Voyageur fund's Board of Directors be comprised of persons who are not "interested persons" (as defined in the 1940 Act) of either VFM or Insight, and (b) no "unfair burden" be imposed on the Great Hall funds being acquired or on the acquiring Voyageur funds as a result of the transaction.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors of Great Hall Investment Funds, including the directors who are not "interested persons" of Great Hall Investment Funds, unanimously recommends that shareholders of Great Hall Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Great Hall Fund.

                               VOTING INFORMATION

GENERAL

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Great Hall Investment Funds to be used at the Special Meeting of Great Hall Fund shareholders to be held at 8:30 a.m., Central time, on November 6, 1996, at the offices of Great Hall
Investment Funds and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of Special Meeting and a proxy card, is first being mailed to shareholders of Great Hall Fund on or about October 4, 1996. Only shareholders of record as of the close of business on September 20, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to Great Hall Fund at its principal executive offices, 60 South Sixth Street, Minneapolis, Minnesota 55402, or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

     If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Great Hall Fund shares (i.e., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

     Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization--Recommendation and Vote Required."

     As of September 20, 1996 (a) Great Hall Fund had 2,365,972 shares outstanding and entitled to vote at the Meeting; (b) Voyageur Fund had 27,320,979 Class A shares, 599,418 Class B shares and 316,404 Class C shares outstanding; and (c) the directors and officers of the respective Funds as a group owned less than one percent of the outstanding shares of each Fund or any class thereof. The following paragraph sets forth information concerning those persons known by the respective Funds to own of record or beneficially more than 5% of the outstanding shares of either Fund, or more than 5% of the outstanding shares of any class of Voyageur Fund, as indicated, as of such date, including persons and entities who beneficially own more than 25% of either Fund or any class of Voyageur Fund. Unless otherwise indicated, the persons named below have both record and beneficial ownership:

     Great Hall Fund:  No  shareholders  owning 5% or greater  shares.  Voyageur
Fund: Class A - National Financial Services Corp.*, 200 Liberty Street 4th Fl., New York, NY 10281 - 8.9%. * Record ownership only.

     Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of Insight and its affiliates without cost to Great Hall Fund. In addition, the services of a third-party proxy solicitation firm may be utilized, with such firm's fees and expenses borne by VFM as described under "Information About the Reorganization--Plan of Reorganization" above.

     In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

     The following persons affiliated with Voyageur Fund receive payments from the Fund for services rendered pursuant to contractual arrangements with the
Fund: VFM receives payments from Voyageur Fund for investment advisory services it renders pursuant to an Investment Advisory Agreement, and for dividend disbursing, transfer agency, administrative and accounting services it renders pursuant to an Administrative Services Agreement. VFD receives payments from Voyageur Fund for servicing of shareholder accounts and distribution-related services pursuant to a Distribution Agreement and the Fund's Plan of Distribution. See "Summary--Fees and Expenses--Voyageur Fund Expenses" above.

                        FINANCIAL STATEMENTS AND EXPERTS

     The audited statements of assets and liabilities, including the schedules of investments in securities, of Great Hall Fund as of July31, 1996, and of Voyageur Fund as of December31, 1995, and the related statements of operations for the years then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for the periods indicated therein, as included in the Annual Reports of Great Hall Fund for the fiscal year ended July31, 1996 and Voyageur Fund for the fiscal year ended December31, 1995, respectively, have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of KPMG Peat Marwick LLP, independent auditors for each of Voyageur Fund and Great Hall Fund, given on the authority of such firms as experts in accounting and auditing. The unaudited Semi-Annual Report of Voyageur Fund for the six-month period ending June 30, 1996 has been incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of the shares of Voyageur Fund to be issued in the Reorganization will be passed on by Dorsey & Whitney LLP.

            OTHER INFORMATION ABOUT GREAT HALL FUND AND VOYAGEUR FUND

     Information concerning Voyageur Fund and Great Hall Fund is incorporated herein by reference from Voyageur Fund's current Prospectus dated April30, 1996, as supplemented June3, 1996, and Great Hall Fund's current Prospectus dated December1, 1995. The Prospectus of Voyageur Fund accompanies this Prospectus/Proxy Statement and forms part of the Registration Statement of Voyageur Fund on Form N-1A which has been filed with the Commission. The Prospectus of Great Hall Fund may be obtained in the manner described under "Incorporation by Reference" and forms part of the Registration Statement of Great Hall Fund on Form N-1A which has been filed with the Commission.

     Voyageur Fund and Great Hall Fund are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by Voyageur Fund and Great Hall Fund can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                           PROSPECTUS /PROXY STATEMENT
                               SEPTEMBER 30, 1996

                        PROPOSED ACQUISITION OF ASSETS OF

                          GREAT HALL MINNESOTA INSURED
                                 TAX-EXEMPT FUND
                         A SEPARATELY MANAGED SERIES OF
                        GREAT HALL INVESTMENT FUNDS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                         VOYAGEUR MINNESOTA INSURED FUND
                         A SEPARATELY MANAGED SERIES OF
                          VOYAGEUR INSURED FUNDS, INC.

                                =================
                                TABLE OF CONTENTS
                                =================

                                                                         PAGE

INCORPORATION BY REFERENCE.............................................     2
SUMMARY................................................................     4
PRINCIPAL RISK FACTORS.................................................     9
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.........    11
CAPITALIZATION.........................................................    13
INFORMATION ABOUT THE REORGANIZATION...................................    17
VOTING INFORMATION.....................................................    19
FINANCIAL STATEMENTS AND EXPERTS.......................................    20
LEGAL MATTERS..........................................................    20
OTHER INFORMATION ABOUT GREAT HALL FUND AND VOYAGEUR FUND..............    20
APPENDIX A-- AGREEMENT AND PLAN OF REORGANIZATION......................   A-1
=============================================================================

THE FOLLOWING DOCUMENTS ACCOMPANY THIS PROSPECTUS/PROXY STATEMENT:

PROSPECTUS DATED APRIL30, 1996, AS SUPPLEMENTED JUNE3, 1996, OF VOYAGEUR MINNESOTA INSURED FUND

ANNUAL REPORT OF VOYAGEUR MINNESOTA INSURED FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this day of ________ , 1996, by and between Voyageur Insured Funds, Inc. ("VOYAGEUR), a Minnesota corporation, on behalf of its Minnesota Insured Fund (the "ACQUIRING FUND"), a series of Voyageur, and Great Hall Investment Funds, Inc. ("GREAT HALL"), a Minnesota corporation, on behalf of its Minnesota Insured Tax-Exempt Fund (the "ACQUIRED FUND"), a series of Great Hall.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and 368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of certain stated and identified liabilities of the Acquired Fund in exchange solely for full and fractional Class A common shares, par value $.01 per share, of the Acquiring Fund (the "ACQUIRING FUND SHARES"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth. The distribution of Acquiring Fund shares to Acquired Fund shareholders and the redemption, retirement and cancellation of the Acquired Fund's shares will be effected pursuant to an amendment to the articles of incorporation of Great Hall in the form attached hereto as Exhibit 1 (the "AMENDMENT") to be adopted by Great Hall in accordance with the Minnesota Business Corporation Act.

     WITNESSETH:

     WHEREAS, each of Voyageur and Great Hall is a registered, open-end management investment company, with each of Voyageur and Great Hall offering its shares in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

     WHEREAS, Great Hall offers shares of the Acquired Fund in a single class and Voyageur offers shares of the Acquiring Fund in multiple classes which, at the time the transactions contemplated hereby are consummated, will be Class A, Class B and Class C shares;

     WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

     WHEREAS, the Board of Directors of each of Great Hall on behalf of the Acquired Fund and Voyageur on behalf of the Acquiring Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain stated and identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund, respectively.

     NOW,   THEREFORE,   in   consideration   of   the   premises   and  of  the
representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND SOLELY IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval by Acquired Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets as set forth in
Section 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined in accordance with Article 2, and (b) to assume all of the identified and stated liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "EFFECTIVE TIME").

     1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all or substantially all of the Acquired Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "EFFECTIVE TIME STATEMENT"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period and shall be certified by the Acquired Fund's treasurer.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

     1.3 The Acquiring Fund shall assume all of the identified and stated liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) reflected in the Effective Time Statement. The Acquiring Fund shall assume only those liabilities of the Acquired Fund in the amounts reflected on the Effective Time Statement and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued.

     1.4 Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, the Acquired Fund will distribute pro rata (as provided in Article 2) to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "ACQUIRED FUND SHAREHOLDERS"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1, and all other assets of the Acquired Fund, if any. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent those numbers of Acquiring Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Acquired Fund shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares issued in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time, except that no front-end sales charges will be incurred by Acquired Fund Shareholders in connection with their acquisition of Acquiring Fund Shares pursuant to this Agreement.

     1.6 In the event Class A Acquiring Fund shares are distributed by the Acquiring Fund in the Reorganization to former holders of shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

     1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "COMMISSION"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     2.   VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

     2.1 The net asset value per share of the Acquired Fund's shares and the Acquiring Fund's Class A shares shall be computed as of the Effective Time and after the declaration of any dividends or distributions on that date using the valuation procedures set forth in their respective articles of incorporation and bylaws, their then-current Prospectuses and Statements of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 ACT").

     2.2 The total number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's shares shall have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

     2.3 Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund Shareholders in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund shares owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares received by the Acquired Fund pursuant to Section 2.2. Accordingly, each Acquired Fund Shareholder shall receive, immediately after the Effective Time, Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.   EFFECTIVE TIME; CLOSING

     3.1 The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur as of the close of normal trading on the New York Stock Exchange (the "EXCHANGE") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "EFFECTIVE TIME"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

     3.2 The Acquired Fund shall deliver at the Closing its written instructions to the custodian for the Acquired Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to the Acquiring Fund all of the Acquired Fund's portfolio securities, cash, and any other assets to be acquired by the Acquiring Fund pursuant to this Agreement.

     3.3 In the event that the Effective Time occurs on a day on which (a)the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b)trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The Acquired Fund shall deliver at the Closing a certificate of its transfer agent stating that the records maintained by the transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

     3.5 At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) Great Hall is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota with power under its articles of incorporation to own all of its properties and assets and to carry on its business as it is now conducted;

     (b) Great Hall is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Great Hall (including the Acquired Fund shares) under the Securities Act of 1933, as amended (the "1933 ACT"), is in full force and effect;

     (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws; said registrations, including any periodic reports or supplemental filings, are complete and current in all material respects; all fees required to be paid in connection with such registrations have been paid; and the Acquired Fund is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

     (d) The Prospectus and Statement of Additional Information of the Acquired Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Great Hall's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

     (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities of the Acquired Fund as of July 31, 1996, have been audited by KPMG Peat Marwick LLP, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date, and there are no known material contingent liabilities of the Acquired Fund as of such date not disclosed therein;

     (h) Since the end of the Acquired Fund's most recently concluded fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund shareholders, shall not constitute such a material adverse change;

     (i) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

     (j) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

     (k) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in
     Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, and there is not outstanding any security convertible into any Acquired Fund shares;

     (l) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Acquired Fund's Board of Directors, and, subject to the approval of the Acquired Fund shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

     (n) The information to be furnished by and on behalf of the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

     (o) All information pertaining to the Acquired Fund, Great Hall, and their agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund, Great Hall or their agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

     (p) Since the end of the Acquired Fund's most recently concluded fiscal year, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

     (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for the omission of any footnotes that would be required thereby) consistently applied and will present accurately in all material respects the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, the Acquired Fund will have no liabilities, whether absolute or contingent, accrued or unaccrued, which are not reflected in the Effective Time Statement.

     4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) Voyageur is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota with power under its articles of incorporation to own all of its properties and assets and to carry on its business as it is now conducted;

     (b) Voyageur is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Voyageur (including the Acquiring Fund Shares) under the 1933 Act, is in full force and effect;

     (c) Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws; said registrations, including any periodic reports or supplemental filings, are complete and current; all fees required to be paid in connection with such registrations have been paid; and the Acquiring Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

     (d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) Voyageur is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Voyageur is a party or by which it is bound;

     (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Voyageur's knowledge, threatened against Voyageur or the Acquiring Fund or any of its properties or assets. Neither Voyageur nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities of the Acquiring Fund as of December 31, 1995, audited by KPMG Peat Marwick LLP, independent accountants, and the unaudited Statement of Assets and Liabilities of the Acquiring Fund as of June 30, 1996, are each in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such dates, and there are no known material contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;

     (h) Since June 30, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute such a material adverse change;

     (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Voyageur's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

     (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

     (k) All issued and outstanding shares of the Acquiring Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, and there is not outstanding any security convertible into any Acquiring Fund shares (other than Class B shares which automatically convert to Class A shares after a specified period);

     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Voyageur's Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of Voyageur and the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

     (m) The information to be furnished by and on behalf of the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

     (n) Since the end of the Acquiring Fund's most recently concluded fiscal year, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund; and

     (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund, Great Hall, their agents and affiliates, and Insight (or supplied by the Acquired Fund, Great Hall, or their agents or affiliates for inclusion in said Registration Statement).

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). Between the date hereof and the Effective Time, the Acquired Fund will not acquire any securities which are not permissible investments for the Acquiring Fund.

     5.2 Great Hall will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated herein.

     5.3 Great Hall will assist Voyageur in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.4 Subject to the provisions of this Agreement, Voyageur and Great Hall will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 Great Hall will provide Voyageur with information reasonably necessary with respect to Great Hall and the Acquired Fund and its agents and affiliates in connection with Voyageur's preparation of the Registration Statement on Form N-14 of Voyageur (the "REGISTRATION STATEMENT"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

     5.6 Following the Reorganization, Voyageur shall comply in all material respects with all applicable provision of Section 15(f) of the 1940 Act.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of Great Hall to consummate the transactions provided for herein shall be subject, at its election, to the performance by Voyageur of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by Great Hall, in its sole and absolute discretion):

     6.1 All representations and warranties of Voyageur and the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

     6.2 Voyageur and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Great Hall and dated as of the date of the Closing, to the effect that the representations and warranties of Voyageur and the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Great Hall shall reasonably request;

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund the certificate as to the issuance of Acquiring Fund shares contemplated by the second sentence of Section 3.4;

     6.4 The Acquiring Fund's investment adviser shall have paid or agreed to pay the costs incurred by Voyageur and Great Hall in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Acquired Fund shareholder meeting required to approve the transactions contemplated by this Agreement; and

     6.5 The Acquired Fund shall have received an opinion from Dorsey & Whitney LLP, counsel to the Acquiring Fund, dated as of the Closing Date, to the effect that:

     (a) Voyageur is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with the corporate power to own all properties and assets to be acquired pursuant to this Agreement and to conduct its business as described in the Registration Statement following the Effective Time;

     (b) the Agreement has been duly authorized by all requisite corporate action, executed and delivered by Voyageur on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' rights, including (without limitation) applicable fraudulent transfer laws and court decisions relating thereto and subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforcement of agreements generally (regardless of whether considered in a proceeding in equity or at law);

     (c) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement have been duly authorized and reserved for issuance and upon issuance, delivery and payment therefor as described in the Agreement will be validly issued, fully paid and nonassessable, and no shareholder of the Acquiring Fund will have any preemptive rights to subscription or purchase in respect thereof;

     (d) the execution and delivery of the Agreement and the Reorganization will not violate or conflict with Voyageur's Articles of Incorporation or Bylaws or any material agreement (known to such counsel) to which Voyageur on behalf of the Acquiring Fund or the Acquiring Fund is a party or by which Voyageur on behalf of the Acquiring Fund or the Acquiring Fund is bound;

     (e) no consent, approval, authorization or order of and no notice to or filing with, any court or governmental agency or body of the United States is required to be obtained for the Reorganization, except such as have been obtained or made under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

     (f) such counsel does not know of any pending or overtly threatened lawsuits or claims against Voyageur or the Acquiring Fund with respect to the Reorganization or which is required to be described in the Registration Statement or the Prospectus/Proxy Statement that is not described as required;

     (g) to such counsel's knowledge, the Acquiring Fund is registered as an investment company under the 1940 Act and such registration is in full force and effect; and

     (h) the Registration Statement conforms in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder. Such counsel also shall state that they have reviewed with certain officers of Voyageur and representatives of Voyageur and the Acquiring Fund the contents of the Registration Statement and related matters, and, although they are not verifying and are not passing upon and do not assume any responsibility for the accuracy and completeness of the statements contained in the Prospectus/Proxy Statement or the Registration Statement, on the basis of the foregoing (relying substantially as to materiality upon the opinions of officers of Voyageur and representatives of Voyageur and the Acquiring
     Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its effective date, as of the date of the Acquired Fund Shareholders' meeting and as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such statement shall not apply to statements contained in, or omissions from, the Prospectus/Proxy Statement and the Registration
     Statement concerning the Acquired Fund, Great Hall, their agents and affiliates, and Insight (or supplied by the Acquired Fund, Great Hall, or their agents or affiliates for inclusion in said Prospectus/Proxy Statement or Registration Statement). Such counsel may state that such counsel expresses no view with respect to the financial statements, the notes thereto and the related schedules and other financial or statistical data included in the Registration Statement or the Prospectus/Proxy Statement. Such opinion may state that such opinion is solely for the benefit of Great Hall on behalf of the Acquired Fund, the Acquired Fund, and Great Hall's directors and officers on behalf of the Acquired Fund. Such opinion may (i) rely upon the opinion of other counsel, provided such counsel is reasonably acceptable to the Acquired Fund, to the extent set forth in the opinion,
     (ii) provide that references to the knowledge or best of knowledge of such counsel shall mean the information the attorneys who have represented Voyageur and the Acquiring Fund in connection with the Reorganization and all attorneys currently employed by counsel to Voyageur who have worked on matters for Voyageur within the past 12 months actually receive from officers of Voyageur or authorized representatives of Voyageur or the Acquiring Fund, without independent inquiry by counsel, and (iii)include other customary qualifications and exceptions reasonably acceptable to the Acquired Fund.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions
(any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

     7.1 All representations and warranties of Great Hall and the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time.

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Effective Time Statement.

     7.3 Great Hall and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Great Hall and the Acquired Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement.

     7.4 The Acquired Fund shall have delivered to the Acquiring Fund the written instructions to the custodian for the Acquired Fund contemplated by
Section 3.2.

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund the certificate as to its shareholder records contemplated by the first sentence of
Section 3.4.

     7.6 At or prior to the Effective Time, the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) shall have been maintained by the Acquired Fund's investment adviser or otherwise so as not to exceed any applicable contractual or state-imposed expense limitations.

     7.7 At or prior to the Effective Time, appropriate action shall have been taken by the Acquired Fund's investment adviser or otherwise such that no unamortized organizational expenses shall be reflected in the Effective Time Statement.

     7.8 Immediately prior to the Effective Time, the Acquired Fund shall not hold any securities which are not permissible investments for the Acquiring Fund.

     7.9 On or prior to the Closing Date, the Acquired Fund shall have made a distribution to its shareholders of its net tax-exempt income, ordinary taxable income and net realized capital gains, if any, for its taxable year ending on the Closing Date, to the extent necessary to avoid federal income and excise taxes on its income and gains and to maintain its status as a regulated investment company under the Code.

     7.10 The Acquiring Fund shall have received an opinion from Faegre & Benson LLP, counsel to the Acquired Fund, dated as of the Closing Date, to the effect that:

     (a) Great Hall is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with the corporate power to own all properties and assets to be acquired pursuant to this Agreement and to conduct its business as described in the Registration Statement;

     (b) the Agreement has been duly authorized by all requisite corporate action, executed and delivered by Great Hall on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' rights, including (without limitation) applicable fraudulent transfer laws and court decisions relating thereto and subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforcement of agreements generally (regardless of whether considered in a proceeding in equity or at law);

     (c) the execution and delivery of the Agreement and the Reorganization will not violate or conflict with the Articles of Incorporation or Bylaws of Great Hall or any material agreement (known to such counsel) to which Great Hall on behalf of the Acquired Fund or the Acquired Fund is a party or by which Great Hall on behalf of the Acquired Fund or the Acquired Fund is bound;

     (d) no consent, approval, authorization or order of and no notice to or filing with, any court or governmental agency or body of the United States is required to be obtained or made by the Acquired Fund for the Reorganization pursuant to the Agreement, except such as have been obtained or made under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

     (e) such counsel does not know of any pending or overtly threatened lawsuits or claims against Great Hall or the Acquired Fund with respect to the Reorganization or which is required to be described in the Registration Statement or the Prospectus/Proxy Statement that is not described as required; and

     (f) to such counsel's knowledge, Great Hall is registered as an investment company under the 1940 Act and such registration is in full force and effect. Such counsel also shall state that they have reviewed with certain officers of Great Hall and representatives of Great Hall and the Acquired Fund the contents of the Registration Statement and related matters, and, although they are not verifying and are not passing upon and do not assume any responsibility for the accuracy and completeness of the statements contained in the Prospectus/Proxy Statement or the Registration Statement, on the basis of the foregoing (relying substantially as to materiality upon the opinions of officers of Great Hall and representatives of Great Hall and the Acquired Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its effective date, as of the date of the Acquired Fund Shareholders' meeting and as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein concerning the Acquired Fund, Great Hall, their agents and affiliates (or supplied by any such person for inclusion to the Prospectus/Proxy Statement and the
     Registration Statement) or necessary to make the statements therein concerning or supplied by any such persons, in light of the circumstances under which they were made, not misleading. Such counsel may state that such counsel expresses no view with respect to the financial statements, the notes thereto and the related schedules and other financial or statistical data included in the Registration Statement or the Prospectus/Proxy Statement. Such opinion may state that such opinion is solely for the benefit of Voyageur on behalf of the Acquiring Fund, the Acquiring Fund, and Voyageur's directors and officers on behalf of the
     Acquiring Fund. Such opinion may (i) rely upon the opinion of other counsel, provided such counsel is reasonably acceptable to the Acquiring Fund, to the extent set forth in the opinion, (ii) provide that references to the knowledge or best of knowledge of such counsel shall mean the information the attorneys who have represented Great Hall and the Acquired Fund in connection with the Reorganization and all attorneys currently employed by counsel to Great Hall who have worked on matters for Great Hall within the past 12 months actually receive from officers of Great Hall or authorized representatives of Great Hall or the Acquired Fund, without independent inquiry by counsel, and (iii)include other customary qualifications and exceptions reasonably acceptable to the Acquiring Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The  following  shall  constitute  further  conditions   precedent  to  the
consummation of the Reorganization:

     8.1 This Agreement, the Amendment and the transactions contemplated herein and therein shall have been approved by the requisite votes of (a) the Board of Directors of each of Voyageur and Great Hall, and (b) the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of their respective articles of incorporation and bylaws and applicable law, and each of Voyageur and Great Hall shall have delivered certified copies of the resolutions evidencing such approvals to the other party. Notwithstanding anything herein to the contrary, neither Voyageur on behalf of the Acquiring Fund nor Great Hall on behalf of the Acquired Fund may waive the conditions set forth in this Section 8.1.

     8.2 As of the Effective Time, no action, suit or other proceeding shall be, to the knowledge of either party to this Agreement, threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to Great Hall and Voyageur, dated as of the date of the Closing, and based in part on certain representations to be furnished by Great Hall on behalf of the Acquired Fund, Voyageur on behalf of the Acquiring Fund, and their respective investment advisers, substantially to the effect that:

     (a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under
     Section 368(b) of the Code;

     (b) the Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

     (c) the tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor;

     (d) the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

     (e) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

     (f) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

     (g) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

     (h) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

     (i) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

     8.6 The Amendment shall have been filed in accordance with the applicable provisions of Minnesota law.

9.   INDEMNIFICATION

     9.1 Voyageur on behalf of the Acquiring Fund agrees to indemnify and hold harmless Great Hall and the Acquired Fund and each of Great Hall's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Great Hall and the Acquired Fund or any of Great Hall's directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Voyageur or the Acquiring Fund of any of their representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 Great Hall on behalf of the Acquired Fund agrees to indemnify and hold harmless Voyageur and the Acquiring Fund and each of Voyageur's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Voyageur and the Acquiring Fund or any of Voyageur's directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Great Hall or the Acquired Fund of any of their representations, warranties, covenants or agreements set forth in this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     10.1 Voyageur on behalf of the Acquiring Fund and Great Hall on behalf of the Acquired Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Great Hall and Voyageur; provided, however, that following the meeting of the Acquired Fund shareholders called by Great Hall pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to Voyageur at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402,
Attention: President (with a copy to Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota55402, Attention: Kathleen L. Prudhomme) or Great Hall, 60 South Sixth Street, Minneapolis, MN 55402, Attention: President (with a copy to Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, Attention: Matthew L. Thompson).

14.  HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

     14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14 .4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                        VOYAGEUR INSURED FUNDS, INC.
                                        on behalf of
                                        VOYAGEUR MINNESOTA INSURED FUND

                                        By_______________________________

                                        Name_____________________________

                                        Title____________________________

                                        GREAT HALL INVESTMENT FUNDS, INC.
                                        on behalf of
                                        GREAT HALL MINNESOTA INSURED
                                           TAX-EXEMPT FUND

                                        By_______________________________

                                        Name_____________________________

                                        Title____________________________



                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                        GREAT HALL INVESTMENT FUNDS, INC.

     The undersigned officer of Great Hall Investment Funds, Inc. (the "Corporation"), a corporation subject to the provisions of Chapter 302A of the Minnesota Statutes, hereby certifies that the Corporation's Board of Directors and shareholders, at meetings held August 21, 1996, and November __, 1996, respectively, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Corporation's Restated Articles of Incorporation set forth in such resolutions were adopted pursuant to said Chapter 302A.

     WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

     WHEREAS, it is desirable and in the best interests of the holders of the Series D Common shares of the Corporation that the assets belonging to such series be sold to Voyageur Insured Funds, Inc. ("Voyageur"), a Minnesota corporation and an open end management investment company registered under the Investment Company Act of 1940, in exchange for the Series A Class A shares of Voyageur (also known as the "Voyageur Minnesota Insured Fund"); and

     WHEREAS, the Corporation wishes to provide for the pro rata distribution of such shares of Voyageur received by it to holders of the Corporation's Series D shares and the simultaneous cancellation, redemption and retirement of the outstanding Series D shares of the Corporation; and

     WHEREAS, the Corporation and Voyageur have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

     WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of the Corporation's Series D shares to the foregoing transactions, and in particular to bind such holders to the cancellation, redemption and retirement of the outstanding Series D shares of the Corporation, it is necessary to adopt an amendment to the Corporation's Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Restated Articles of Incorporation be, and the same hereby are, amended to add the following
     Article 5A immediately following Article 5 thereof:

          5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

          "CORPORATION" means this corporation.

          "VOYAGEUR"   means   Voyageur   Insured   Funds,   Inc.,  a  Minnesota
          corporation.

          "ACQUIRED   FUND"  means  the  portfolio  of  asses  and   liabilities
          represented by the Corporation's Series D shares.

          "ACQUIRED FUND SHARES" means the Corporation's Series D shares.

          "ACQUIRING FUND" means Voyageur's Minnesota Insured Fund, which is represented by Voyageur's Series A shares.

          "ACQUIRING FUND SHARES" means Voyageur's Series A shares.

          "CLASS A ACQUIRING FUND SHARES" means the Acquiring Fund's Class A shares.

          "EFFECTIVE TIME" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Minnesota Secretary of State.

          (b) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Class A Acquiring Fund Shares, all pursuant to the Agreement and Plan of Reorganization between the Corporation and Voyageur relating thereto. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in
     Article 7 of the Corporation's Restated Articles of Incorporation.

          (c) The number of Class A Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the respective Acquired Fund shareholders shall be determined as follows:

               (i) The net asset value per share of the Acquired Fund Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's Restated Articles of Incorporation, its bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended.

               (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund shall have an aggregate net asset value equal to the aggregate net asset value of all of the Acquired Fund Shares immediately prior to the Effective Time, as determined pursuant to (i) above.

               (iii) Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders in liquidation of the Acquired Fund pro rata (based upon the ratio that the number of Acquired Fund Shares owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund Shares of such class immediately prior to the Effective Time) the full and fractional Class A Acquiring Fund Shares received by the Acquired Fund pursuant to (i) and (ii) above. Accordingly, each holder of Acquired Fund Shares shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

          (d) The distribution of Class A Acquiring Fund Shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by the issuance of such Class A Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Class A Acquiring Fund Shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding Acquired Fund Shares shall simultaneously be canceled on the books of the Acquired Fund, redeemed and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund Shares shall represent the numbers of Class A Acquiring Fund Shares determined in accordance with the foregoing provisions.

          (e) From and after the Effective Time, the Acquired Fund Shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued common shares of the Corporation, without designation as to series.


     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on November __, 1996.

                                        GREAT HALL INVESTMENT FUNDS, INC.

                                        By_______________________________

                                        Name_____________________________

                                        Title____________________________


                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED SEPTEMBER 30, 1996

                          ACQUISITION OF THE ASSETS OF

                  GREAT HALL MINNESOTA INSURED TAX-EXEMPT FUND
                         A SEPARATELY MANAGED SERIES OF
                        GREAT HALL INVESTMENT FUNDS, INC.
                              60 SOUTH SIXTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-4422
                                 (800-934-6674)

                        BY AND IN EXCHANGE FOR SHARES OF

                         VOYAGEUR MINNESOTA INSURED FUND
                         A SEPARATELY MANAGED SERIES OF
                          VOYAGEUR INSURED FUNDS, INC.
                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800-553-2143)

     This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of substantially all of the assets and the assumption of all stated and identified liabilities of Great Hall Minnesota Insured Tax-Exempt Fund (the "Great Hall Fund"), a separately managed series of Great Hall Investment Funds, Inc., by Voyageur Minnesota Insured Fund (the "Voyageur Fund"), in exchange for shares of Voyageur Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Great Hall Fund and (b) the liquidation of the Great Hall Fund and the pro rata distribution of Voyageur Fund shares to Great Hall Fund shareholders.

     This Statement of Additional Information consists of this cover page and the following documents which are incorporated by reference herein:

     1. The Statement of Additional Information dated April30, 1996, as supplemented June3, 1996, of Voyageur Fund.

     2. The Annual Report of Voyageur Fund for the fiscal year ended December31, 1995.

     3. The unaudited Semi-Annual Report of Voyageur Fund for the six months ended June30, 1996.

     4. The Statement of Additional Information dated December1, 1995 of Great Hall Fund.

     5. The Annual Report of Great Hall Fund for the fiscal year ended July31, 1996.

     Financial statements required pursuant to Form N-14 are included in the above documents which have been incorporated by reference herein. Pro forma financial statements are not required because the net asset value of Great Hall Fund does not exceed ten percent of the net asset value of Voyageur Fund, measured as of September 30, 1996.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated September 30, 1996 relating to the above-referenced transaction may be obtained without charge by writing or calling Voyageur Fund at the address or telephone number noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.